N   E   W   S        R   E   L   E   A   S   E

Contact:   Robert C. Weiner
                 Vice President, Investor Relations
                  904-332-3287

PSS WORLD MEDICAL REPORTS RESULTS FOR FISCAL 2006 FIRST QUARTER

Fiscal 2006 First Quarter Highlights:

  Net income of $0.12 per diluted share
  Consolidated net sales growth of 17.2%, or same day sales growth of 13.5%
    Physician Business net sales growth of 15.6%, or same day sales growth of 12.0%
    Elder Care Business net sales growth of 20.2%, or same day sales growth of 16.4%
  Consolidated operating margin of 3.7%, an increase of 30 basis points
  Income from continuing operations of $8.1 million, an increase of 37.4%
  Cash flow from operations of $13.1 million

Jacksonville, Florida (July 26, 2005) – PSS World Medical, Inc. (NASDAQ/NM:PSSI) announced today its results for the fiscal 2006 first quarter ended July 1, 2005.

        David A. Smith, President and Chief Executive Officer, commented, “First quarter results are a solid beginning to our new fiscal year. Last year’s momentum fueled our team’s execution of the new strategic plan, which includes an external focus on new products, customer solutions-focused programs, product sourcing and customer supply chain systems.

        “We are ramping-up our global product sourcing initiative, including investments in supply chain and support systems. We expect to deliver increased value for our customers and shareholders with these sourcing investments by fiscal year end.”

        Net sales for the three months ended July 1, 2005, were $387.1 million, an increase of 17.2%, compared with net sales of $330.4 million for the three months ended June 30, 2004. Net sales increased by 15.6% (12.0% same day sales growth) for the Physician Business and 20.2% (16.4% same day sales growth) for the Elder Care Business, in the three months ended July 1, 2005. Income from continuing operations for the three months ended July 1, 2005, was $8.1 million, or $0.12 per diluted share, compared with income from continuing operations for the three months ended June 30, 2004, of $5.9 million, or $0.09 per diluted share. Net income for the three months ended July 1, 2005, was $8.1 million, or $0.12 per diluted share, compared with net income for the three months ended June 30, 2004, of $4.2 million, or $0.06 per diluted share.

        David M. Bronson, Executive Vice President and Chief Financial Officer, commented, “Both businesses reported revenue growth that met or exceeded our expectations on a same day basis. Revenue in the Physician Business grew nicely across all product categories, led by 27% growth in pharmaceutical products. About 10 points of the revenue growth in the Elder Care business came from the acquisition that was completed in the third quarter of last fiscal year.

        “Operating cash flow for the first quarter of $13 million was a solid start toward our fiscal year 2006 goal of $43 — $47 million. We expect to see continued improvements in our working capital turns over the next three quarters.”

        A listen-only simulcast and 90-day replay of PSS World Medical’s fiscal 2006 first quarter conference call can be found in the Investor Relations section of the Company’s website, www.pssworldmedical.com, under the heading “investor events,” or www.earnings.com on July 27, 2005, beginning at 8:30 a.m. Eastern time.

        PSS World Medical, Inc. is a specialty marketer and distributor of medical products to physicians and elder care providers through its two business units. Since its inception in 1983, PSS has become a leader in the two market segments that it serves with a focused market approach to customer services, a consultative sales force, strategic acquisitions, strong arrangements with product manufacturers and a unique culture of performance.

        Additional financial information pertaining to PSS World Medical financial results may be found by visiting the Company’s website at www.pssworldmedical.com, and selecting “Investor Relations” and “Additional Financial Information.” If you should need assistance accessing the information, please call Investor Relations at 904-332-3000.

        All statements in this release that are not historical facts, including, but not limited to, statements regarding anticipated growth in revenue, gross and operating margins, and earnings, statements regarding the Company’s current business strategy, the Company’s ability to complete and integrate acquired businesses and generate acceptable rates of return, the Company’s projected sources and uses of cash, and the Company’s plans for future development and operations, are based upon current expectations. Specifically, forward-looking statements in this Press Release include, without limitation, the Company’s expected results in GAAP EPS, revenue, operating incomes and operating margins for continuing operations and discontinued operations for both the consolidated company and for each of its businesses in fiscal year 2005; the expected operational cash flow in fiscal year 2005 and in fiscal years 2006 — 2008; the ability to sustain revenue growth and expected growth rates of the marketing programs in its Physician and Elder Care Businesses; expected flu vaccine sales during fiscal year 2006; and expected sales growth from durable medical equipment, housekeeping, revenues derived from home care and assisted living customers, our expectations for revenue, operating income, operating margin, cash flow from operations and earnings per share for fiscal year 2005, fiscal year 2006, and in fiscal years 2007 — 2008, as well as other expectations of growth and financial and operational performance. These statements are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause results to differ materially are the following: pricing and customer credit quality pressures; the loss of any of our distributorship agreements and our reliance on relationships with our vendors; our reliance on a limited number of elder care customers; the availability of sufficient capital to finance the Company’s business plans on terms satisfactory to the Company; competitive factors; the ability of the Company to adequately defend or reach a settlement of outstanding litigations and investigations involving the Company or its management; changes in labor, equipment and capital costs; changes in regulations affecting the Company’s business, such as the Medicare cliffs, changes in malpractice insurance rates and tort reform; future acquisitions or strategic partnerships; general business and economic conditions; and other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission. Many of these factors are outside the control of the Company. The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company also wishes to caution readers that it undertakes no duty or is under no obligation to update or revise any forward-looking statements.

PSS WORLD MEDICAL, INC.
Unaudited Consolidated Statements of Operations
(In millions, except share data)

	Three Months Ended
	July 1, 2005	June 30, 2004

Net sales	$387.1	$330.4
Cost of goods sold	276.6	234.6

Gross profit	110.5	95.8
General and administrative expenses	70.3	60.9
Selling expenses	25.8	23.5

Income from operations	14.4	11.4

Other (expense) income:
Interest expense	(1.5)	(1.9)
Interest and investment income	0.1	0.1
Other income	0.4	0.3

	(1.0)	(1.5)

Income from continuing operations before provision for income taxes	13.4	9.9
Provision for income taxes	5.3	4.0

Income from continuing operations	8.1	5.9
Loss on disposal of discontinued operations
(net of benefit for income taxes of $1.0)	--	1.7

Net income	$8.1	$4.2

Earnings (loss) per share - Basic:
Income from continuing operations	$0.13	$0.09
Loss on disposal of discontinued operations	--	(0.03)

Net income	$0.13	$0.06

Earnings (loss) per share - Diluted:
Income from continuing operations	$0.12	$0.09
Loss on disposal of discontinued operations	--	(0.03)

Net income	$0.12	$0.06

Weighted average shares (in thousands):
Basic	64,877	64,890
Diluted	65,860	66,056

PSS WORLD MEDICAL, INC.
Consolidated Balance Sheets
(In millions, except per share and share data)

	July 1, 2005	April 1, 2005
	Unaudited
ASSETS

Current Assets:
Cash and cash equivalents	$23.8	$17.9
Accounts receivable, net	208.6	217.3
Inventories	133.1	134.1
Deferred tax assets	29.1	29.0
Prepaid expenses and other	21.8	19.5

Total current assets	416.4	417.8

Property and equipment, net	84.2	81.1
Other Assets:
Goodwill	86.3	85.6
Intangibles, net	21.2	21.9
Deferred tax assets	0.8	0.8
Other	46.5	39.1

Total assets	$655.4	$646.3

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$115.4	$109.6
Accrued expenses	26.6	44.9
Current portion of long-term debt	25.7	25.0
Other	12.7	9.7

Total current liabilities	180.4	189.2
Long-term debt, excluding current portion	151.2	150.0
Other	35.9	30.3

Total liabilities	367.5	369.5

Shareholders' Equity:
Preferred stock, $.01 par value; 1,000,000 shares authorized,
no shares issued and outstanding	--	--
Common stock, $.01 par value; 150,000,000 shares authorized,
65,265,311 and 64,961,682 shares issued and outstanding
at July 1, 2005 and April 1, 2005, respectively	0.7	0.7
Additional paid-in capital	295.0	292.2
Accumulated deficit	(6.5)	(14.6)
Unearned compensation	(1.5)	(1.7)
Accumulated other comprehensive income	0.2	0.2

Total shareholders' equity	287.9	276.8

Total liabilities and shareholders' equity	$655.4	$646.3

PSS WORLD MEDICAL, INC.
Unaudited Consolidated Statements of Cash Flows
(In millions)

	Three Months Ended
	July 1, 2005	June 30, 2004
Cash Flows From Operating Activities:
Net income	$8.1	$4.2
Adjustments to reconcile net income to net cash provided by operating activities:
Loss on disposal of discontinued operations	--	1.7
Provision for deferred income taxes	5.3	4.0
Depreciation	3.3	3.5
Provision for doubtful accounts	2.7	1.4
Amortization of intangible assets	1.4	0.8
Provision for deferred compensation	0.6	0.3
Amortization of debt issuance costs	0.4	0.6
Noncash compensation expense	0.2	--
Loss on sale of property and equipment	0.1	0.1
Provision for notes receivable	(2.9)	--
Other	(0.7)	--
Changes in operating assets and liabilities, net of effects from business combination:
Accounts receivable, net	6.1	4.4
Inventories	1.0	(12.8)
Prepaid expenses and other current assets	(2.9)	(4.6)
Other assets	(4.6)	(1.4)
Accounts payable	5.8	13.9
Accrued expenses and other liabilities	(10.8)	(2.7)

Net cash provided by operating activities	13.1	13.4

Cash Flows From Investing Activities:
Capital expenditures	(4.7)	(4.7)
Payments for business combinations	(4.2)	(1.7)
Payments for nonsolicitation agreements	(0.5)	--
Payments for signing bonuses	(0.2)	--
Payments of transaction and settlement costs for sale of Imaging Business	--	(0.5)
Payments for noncompetition agreements	--	(0.3)

Net cash used in investing activities	(9.6)	(7.2)

Cash Flows From Financing Activities:
Proceeds from issuance of common stock	2.2	0.9
Net proceeds under revolving line of credit	0.2	0.1
Purchase of treasury shares	--	(3.0)

Net cash provided by (used in) financing activities	2.4	(2.0)

Net increase in cash and cash equivalents	5.9	4.2
Cash and cash equivalents, beginning of period	17.9	58.9

Cash and cash equivalents, end of period	$23.8	$63.1

PSS WORLD MEDICAL, INC.
Unaudited Operating Highlights
(Dollars in millions)

	Three Months Ended
	July 1, 2005	June 30, 2004
Net Sales:
Physician Business	$250.5	$216.7
Elder Care Business	136.6	113.7

Total Net Sales	$387.1	$330.4

Income from Operations:
Physician Business	$14.3	$11.6
Elder Care Business	3.6	4.3
Corporate Shared Services	(3.5)	(4.5)

Total income from operations	$14.4	$11.4

EBITDA (a)	$19.5	$16.0

Income from operations, as a percentage of net sales	3.7%	3.4%

Billing Days	64 days	62 days

Net Sales Per Billing Day (in thousands):
Physician Business	$3,915	$3,495
Elder Care Business	2,134	1,833

Total Net Sales Per Billing Day	$6,049	$5,328

Net Sales Per Billing Day Growth Rate:
Physician Business	12.0%
Elder Care Business	16.4%
Total Net Sales Per Billing Day Growth Rate	13.5%

	Annualized for
	July 1, 2005	June 30, 2004

Consolidated Return on Committed Capital ("ROCC") (b)	20.4%	19.4%

DSO (c):
Physician Business	41.6	42.0
Elder Care Business	59.2	57.4
DOH (d):
Physician Business	45.5	41.9
Elder Care Business	36.2	30.3
DIP (e):
Physician Business	42.4	40.2
Elder Care Business	24.9	26.4
Cash Conversion Days (f):
Physician Business	44.7	43.7
Elder Care Business	70.5	61.3

	July 1, 2005	April 1, 2005

Operational working capital (g)	$226.3	$241.8

Net Debt:
Total debt	$176.9	$175.0
Less: Cash and cash equivalents	(23.8)	(17.9)

Net debt	$153.1	$157.1

PSS WORLD MEDICAL, INC.
Unaudited EBITDA Calculation
(Dollars in millions)

	Three Months Ended
	July 1, 2005	June 30, 2004
Income from continuing operations	$8.1	$5.9
Plus: Interest expense	1.5	1.9
Less: Interest and investment income	(0.1)	(0.1)
Plus: Provision for income taxes	5.3	4.0
Plus: Depreciation	3.3	3.5
Plus: Amortization of intangible assets	1.4	0.8

EBITDA	$19.5	$16.0

Reconciliation of EBITDA to Net Cash Provided by Operating Activities:

EBITDA	$19.5	$16.0

Operating Asset & Liability Changes:
Accounts receivable, net	6.1	4.4
Inventories	1.0	(12.8)
Prepaid expenses and other current	(2.9)	(4.6)
Other assets	(4.6)	(1.4)
Accounts payable	5.8	13.9
Accrued expenses and other liabilities	(10.8)	(2.7)
Noncash Expenses included in EBITDA:
Amortization of debt issuance costs	0.4	0.6
Provision for doubtful accounts	2.7	1.4
Provision for deferred income taxes	5.3	4.0
Provision for notes receivable	(2.9)	--
Provision for deferred compensation	0.6	0.3
Noncash compensation expense	0.2	--
Loss on sale of property and equipment	0.1	0.1
Other	(0.7)	--
Cash Expenses Excluded from EBITDA:
Interest expense	(1.5)	(1.9)
Interest and investment income	0.1	0.1
Provision for income taxes	(5.3)	(4.0)

Net Cash Provided by Operating Activities	$13.1	$13.4

PSS WORLD MEDICAL, INC.
Unaudited Consolidated Return on Committed Capital
(Dollars in millions)

	Three Months Ended
	July 1, 2005	June 30, 2004
Annualized Return	$64.8	$50.0
Average Committed Capital (h)	317.6	257.2
ROCC (b)	20.4%	19.4%

Income from continuing operations	$8.1	$5.9
Provision for income taxes	5.3	4.0
Interest expense	1.5	1.9
Amortization of intangible assets	1.4	0.8
Interest and investment income	(0.1)	(0.1)

	$16.2	$12.5

	As of
	July 1, 2005	April 1, 2005	June 30, 2004	April 2, 2004
Average committed capital:
Total assets	$655.4	$646.3	$603.3	$586.8
Less assets excluded:
Cash	(23.8)	(17.9)	(63.1)	(58.9)
Goodwill	(86.3)	(85.6)	(71.6)	(69.9)
Intangibles, net	(21.2)	(21.9)	(10.7)	(11.3)
Deferred tax asset from sale of Imaging Business	(8.9)	(15.8)	(28.4)	(30.5)

Total liabilities	(367.5)	(369.5)	(361.2)	(347.6)
Plus liabilities excluded:
Total debt	176.9	175.0	185.1	185.0
Accrued loss on disposal of discontinued operations	--	--	4.8	2.5

	$324.6	$310.6	$258.2	$256.1

Average committed capital (h)	$317.6		$257.2

PSS WORLD MEDICAL, INC.
Footnotes

(a)	EBITDA represents income from continuing operations plus provision for income taxes, interest expense, depreciation, and amortization of intangible assets, less interest and investment income. Management reviews EBITDA when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes EBITDA is an important measure of liquidity.

(b)	ROCC equals return divided by average committed capital. Return is annualized for quarterly calculations. Management reviews ROCC when evaluating and comparing the performance of each operating segment on a quarterly basis. Management believes ROCC is an important measure of profitability and return.

(c)	DSO is average accounts receivable divided by average daily net sales. Average accounts receivable is the sum of accounts receivable, net of the allowance for doubtful accounts, at the beginning and end of the most recent four quarters divided by five. Average daily net sales are net sales for the most recent four quarters divided by 360.

(d)	DOH is average inventory divided by average daily cost of goods sold (“COGS”). Average inventory is the sum of inventory at the beginning and end of the most recent four quarters divided by five. Average daily COGS is quarterly COGS for the most recent four quarters divided by 360.

(e)	DIP is average accounts payable divided by average daily COGS. Average accounts payable is the sum of accounts payable at the beginning and end of the most recent four quarters divided by five.

(f)	Cash Conversion Days is the sum of DSO and DOH less DIP.

(g)	Operational working capital equals accounts receivable plus inventory minus accounts payable.

(h)	Average committed capital equals the sum of the committed capital of the most recent two quarters, divided by two.